SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Westlakes Institutional Portfolios

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WESTLAKES INSTITUTIONAL PORTFOLIOS

High Quality Fixed Income Portfolio
BBB Fixed Income Portfolio
High Yield Fixed Income Portfolio
Core Fixed Income Portfolio
Small Cap Core Portfolio
Midcap Core Portfolio
Midcap Growth Portfolio

Dear Shareholder:

A Special Meeting of Shareholders (the “Meeting”) of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio, Core Fixed Income Portfolio, Small Cap Core Portfolio, Midcap Core Portfolio, and Midcap Growth Portfolio (each a “Portfolio” and collectively, the “Portfolios”) of Westlakes Institutional Portfolios (the “Trust”) has been scheduled for [DATE], 2004. If you are a shareholder of record as of the close of business on [RECORD DATE], 2004, you are entitled to vote at the meeting and any adjournment of the meeting.

While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the internet or by telephone by following the enclosed instructions to utilize those methods of voting.

The attached proxy statement is designed to give you information relating to the proposals on which you are asked to vote. The proposals described in the proxy statement relate to the following matters:

1.	To approve a new investment advisory agreement between the Trust, on behalf of each Portfolio, and Constellation Investment Management Company LP (“CIMCO”).

2.	To approve a new investment sub-advisory agreement between CIMCO, on behalf of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio and Core Fixed Income Portfolio, and Chartwell Investment Partners.

3.	To approve a new investment sub-advisory agreement between CIMCO, on behalf of the Small Cap Core Portfolio, Midcap Core Portfolio, and Midcap Growth Portfolio, and Turner Investment Partners, Inc.

4.	To elect two new trustees to the Board of Trustees of the Trust (the “Board of Trustees”) to hold office until their successor(s) are elected or until their resignation or removal.

5.	To approve a “manager of managers” structure for the Fund.

6.	To act on any other business properly brought before the meeting.

The Board of Trustees unanimously recommend that shareholders vote “For” each proposal. We encourage you to support the Trustees’ recommendations. Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Portfolios.

Sincerely,

John H. Grady President

WESTLAKES INSTITUTIONAL PORTFOLIOS

High Quality Fixed Income Portfolio
BBB Fixed Income Portfolio
High Yield Fixed Income Portfolio
Core Fixed Income Portfolio
Small Cap Core Portfolio
Midcap Core Portfolio
Midcap Growth Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[DATE], 2004

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio, Core Fixed Income Portfolio, Small Cap Core Portfolio, Midcap Core Portfolio and Midcap Growth Portfolio (each a “Portfolio” and, collectively the “Portfolios”) of Westlakes Institutional Portfolios (the “Trust”) will be held at the offices of Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on [DATE] at [TIME] Eastern Time.

     At the Meeting, shareholders will be asked to consider and act on the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of each Portfolio, and Constellation Investment Management Company LP (“CIMCO”).

2.	To approve a new investment sub-advisory agreement between CIMCO, on behalf of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio and Core Fixed Income Portfolio, and Chartwell Investment Partners.

3.	To approve a new investment sub-advisory agreement between CIMCO, on behalf of the Small Cap Core Portfolio, Midcap Core Portfolio, and Midcap Growth Portfolio, and Turner Investment Partners, Inc.

4.	To elect two new trustees to the Board of Trustees to hold office until their successor(s) are elected or until their resignation or removal.

5.	To approve a “manager of managers” structure for the Fund.

6.	To act on any other business properly brought before the meeting.

     All shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

     Shareholders of record at the close of business on [RECORD DATE], 2004 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.

By Order of the Board of Trustees

<signature>

John H. Grady President

[DATE], 2004

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of Westlakes Institutional Portfolios (the “Trust”) for use at the Special Meeting of Shareholders to be held [DATE], 2004 at [TIME] Eastern Time at the offices of Turner Investment Partners, Inc. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the “Meeting”).

     Shareholders of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio, Core Fixed Income Portfolio, Small Cap Core Portfolio, Midcap Core Portfolio and Midcap Growth Portfolio (each a “Portfolio” and collectively the “Portfolios”) of record at the close of business on [RECORD DATE], 2004 (“Shareholders”) are entitled to vote at the Meeting. As of [DATE], 2004, the Portfolios had the following units of beneficial interest (“shares”) issued and outstanding:

Portfolio	Shares Outstanding

High Quality Fixed Income Portfolio	[0]
BBB Fixed Income Portfolio	[0]
High Yield Fixed Income Portfolio	[0]
Core Fixed Income Portfolio	[0]
Small Cap Core Portfolio	[10]
Midcap Core Portfolio	[24,000]
Midcap Growth Portfolio	[10]

     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Approval of Proposals 1, 2 and 3 requires the affirmative vote of a majority of the outstanding securities of each Portfolio entitled to vote as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). With respect to Proposal 4, forty percent (40%) of the Trust’s shares entitled to vote on the Proposal constitutes a quorum. If a quorum is present, a plurality of the shares voted shall elect a trustee.

     In addition to the solicitation of proxies by mail, the Board of Trustees (the “Board”) and officers of the Trust and officers and employees of Turner, the shareholder servicing agent for the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. CIMCO will pay the costs of the Shareholders’ Meeting and proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about [MAILING DATE], 2004.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

INTRODUCTION

     Turner Investment Partners, Inc. (“Turner”) currently serves as the investment adviser and administrator to the Trust, and Turner or its majority-owned subsidiary, Turner Investment Management, LLC (“TIM”) performs the day-to-day portfolio management services for each Portfolio. The Midcap Growth Portfolio is managed by the team of Christopher K. McHugh, Bill McVail and Robert E. Turner. The Small Cap Core and Midcap Core Portfolios are managed by the team of Thomas DiBella and Kenneth Gainey, pursuant to a sub-advisory agreement between Turner and TIM. The High Quality Fixed Income, BBB Fixed Income, High Yield Fixed Income, and Core Fixed Income Portfolios (collectively, the “Fixed Income Portfolios”) are managed by the team of Roger A. Early, Paul A. Matlack and John McCarthy, each of whom are dual employees of Turner and Chartwell Investment Partners (“Chartwell”).

     Turner recently made a strategic investment decision to focus its investment advisory and administrative services on a core group of “growth” mutual funds. Accordingly, Turner has informed the Board of Trustees that it is no longer willing to serve as investment adviser and administrator to the Portfolios. Turner is, however, willing to continue to provide day-to-day portfolio management services for the Small Cap Core Portfolio, Midcap Core Portfolio (the only Portfolio currently operating) and Midcap Growth Portfolio (collectively, the “Equity Portfolios”), if offered. In addition, Messrs. Early, Matlack and McCarthy, as employees of Chartwell, are willing to provide day-to-day portfolio management services for the Fixed Income Portfolios, if offered.

     As proposed, Constellation Investment Management Company, LP (“CIMCO”) would replace Turner as the investment adviser and administrator to the Trust, subject to the direction of the Trust’s Board of Trustees. CIMCO, in turn, would hire Turner to sub-advise the Equity Portfolios and Chartwell to sub-advise the Fixed Income Portfolios. Under the proposed arrangement, the individuals that currently perform day-to-day portfolio management services for the Portfolios will continue to do so, each Portfolio will continue to seek the same investment objectives that it currently seeks, and each Portfolio will follow the same investment policies that it currently follows.

PROPOSAL 1. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

     The Board of Trustees recommends that Shareholders approve the proposed investment advisory agreement (the “New Advisory Agreement”) between the Trust and CIMCO relating to the Fund. A copy of the New Advisory Agreement is attached as Exhibit A to this proxy statement. The description of the New Advisory Agreement in this proxy statement is qualified in its entirety by reference to Exhibit A.

     About CIMCO. CIMCO is a limited partnership organized under the laws of the State of Pennsylvania and is registered as an investment adviser with the SEC. CIMCO is the successor to Concentrated Capital Management, LP, a registered investment adviser. CIMCO is located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2003, CIMCO

(operating as Concentrated Capital Management, LP) had discretionary management authority over less than $1 million of assets.

     Listed below are the names and principal occupations of each of the directors and the principal executive officers of CIMCO. The principal business address of each director and the principal executive officer, as it relates to their duties at CIMCO, is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Name	Position with CIMCO

John H. Grady*	President and Chief Executive Officer
Francis McAleer	[Senior Vice President]
John J. Canning	Vice President and Director of Mutual Fund Accounting
Antoinette C. Robbins	Vice President and Director of Accounting
Saeed Franklin	[Vice President]
Rami Livelsberger	[Vice President]

     *     This person is also proposed to serve as a Trustee of the Trust.

     About the New Advisory Agreement. The New Advisory Agreement is virtually identical to the current investment advisory agreement between the Trust and Turner (the “Current Advisory Agreement”). Under the New Advisory Agreement and subject to the direction of the Trust’s Board of Trustees, CIMCO will have general responsibility for the management of the Trust and each Portfolio. As the Trust’s investment adviser, CIMCO will oversee each sub-adviser’s sub-advisory activities with respect to a Portfolio and will monitor each sub-adviser’s compliance with the Portfolio’s investment policies, guidelines and restrictions. For its services, CIMCO will receive investment advisory fees equal to the fees currently charged by Turner under its investment advisory agreement with the Trust. CIMCO will, in turn, pay sub-advisory fees to each sub-adviser.

     Pursuant to the terms of the Current Advisory Agreement, each Portfolio pays Turner a unified fee for providing advisory and administrative services, payable monthly, equal to the following percentage of such Portfolio’s average daily net assets on an annual basis:

High Yield Fixed Income Portfolio	0.45%
High Quality Fixed Income Portfolio	0.40%
BBB Fixed Income Portfolio	0.40%
Core Fixed Income Portfolio	0.40%
Small Cap Core Portfolio	0.95%
Midcap Core Portfolio	0.90%
Midcap Growth Portfolio	0.85%

Under the unified fee arrangement, Turner is responsible for compensating any third party engaged by Turner to provide services under its supervision, including administrative, accounting, custodial and transfer agency services. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Turner has also contractually agreed to reduce the unified management fee to 0.80% for the Midcap Growth Portfolio until February 28, 2005. Turner may discontinue this arrangement at any time after February 28, 2005.

     Under the New Advisory Agreement, the Portfolios will continue to pay the same unified fees to CIMCO, and CIMCO will maintain the same fee waiver arrangements. The New Advisory Agreement will become effective upon Shareholder approval and will continue in effect for a period of up to two years from such date. Thereafter, the agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust’s Trustees or (ii) a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust, provided that in either event the continuance also is approved by a majority of the Trust’s trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable with respect to a Portfolio, without penalty, on 60 days’ written notice by the Trustees or by vote of holders of a majority of the Portfolio’s shares. CIMCO may terminate the agreement, without penalty, on 60 days’ written notice. The agreement also would terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Under the New Advisory Agreement, neither CIMCO nor its officers, directors, employees or agents or controlling persons would be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust and/or a Portfolio in connection with or arising out of the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CIMCO in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement. The Trust’s Current Advisory Agreement with Turner has a similar standard of care.

     Trustees’ Considerations in Appointing CIMCO as the Trust’s New Adviser. On January 29, 2004, the Board of Trustees, including the trustees who are not “interested persons” (the “Independent Trustees”), unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement. In determining to recommend approval of the New Advisory Agreement to Shareholders, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the New Advisory Agreement would be in the best interests of each Portfolio and its Shareholders. The Board of Trustees gave substantial weight to CIMCO’s representations that: (i) the responsibilities of CIMCO under the New Advisory Agreement are the same in all material respects as Turner’s responsibilities under the Current Advisory Agreement; (ii) the level or quality of advisory services provided to the Portfolios will not be materially affected as a result of the New Advisory Agreement; (iii) the same investment advisory personnel who currently provide day-to-day investment advisory services to the Portfolios will continue to do so upon approval of the new sub-advisory agreement; (iv) the overall management fees payable by the Portfolios will be at the same rate as the compensation now payable by the Portfolios; and (v) the overall financial condition of CIMCO is strong. The Board of Trustees believes that each Portfolio should receive investment management services under the New Advisory Agreement at least equal to those currently received by the Portfolio, with no change in the overall management fees payable by the Portfolio. The Board of Trustees therefore unanimously recommends approval of the New Advisory Agreement by Shareholders.

     In addition, the Board of Trustees considered a wide range of information of the type they would regularly consider when determining to continue the Trust’s investment advisory agreement as in effect from year to year. The Board of Trustees considered information about, among other things:

•	CIMCO and its personnel (including particularly those personnel responsible for providing services to the Portfolios), resources and investment process;

•	the terms of the New Advisory Agreement;

•	the scope and quality of the services that Turner has been providing to, and that CIMCO represents that it will continue to provide to, the Trust;

•	the investment performance of the Portfolios compared to similar funds managed by other investment advisers over various periods;

•	the management fee rates payable by the Portfolios compared to similar funds managed by other investment advisers; and

•	the total expense ratio of the Portfolios compared to similar funds managed by other investment advisers.

     After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement and to recommend that the Shareholders vote to approve the New Advisory Agreement.

     If the Shareholders approve the New Advisory Agreement, CIMCO will begin serving as investment adviser to the Trust effective as of the date of the Meeting. If the Shareholders do not approve the New Advisory Agreement, the Board will consider what action is appropriate based upon the interests of the Portfolios and the Shareholders.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE SUB-ADVISORY AGREEMENT
BETWEEN CIMCO AND TURNER.

     Turner currently serves as the investment adviser to the Equity Portfolios pursuant to the Current Advisory Agreement. The Small Cap Core and Midcap Core Portfolios are managed by the team of Thomas Dibella and Kenneth Gainey. The Midcap Growth Portfolio is managed by the team of Christopher McHugh, Bill McVail and Robert E. Turner. Under the proposed investment sub-advisory agreement between CIMCO and Turner (the “Turner Sub-Advisory Agreement”), Turner would provide day-to-day investment management services to each of the Equity Portfolios, with the same investment advisory personnel who currently provide day-to-day investment advisory services to these Portfolios continuing to do so. CIMCO would pay Turner’s sub-advisory fees, and the total advisory fees paid by the Equity Portfolios would not change. A copy of the Turner Sub-Advisory Agreement is attached as Exhibit B to this proxy statement. The description of the Turner Sub-Advisory Agreement in this proxy statement is qualified in its entirety by reference to Exhibit B.

     About the Turner Sub-Advisory Agreement. The sub-advisory agreement between CIMCO and Turner is similar to the Current Advisory Agreement between Turner and Trust with respect to the Small Cap Core, Midcap Core and Midcap Growth Portfolios. The principal difference between these agreements is the compensation structure. In the Current Advisory Agreement, Turner receives a fee directly from the Equity Portfolios. In the sub-advisory agreement relating to the Equity Portfolios, Turner would receive a fee from CIMCO, not the Portfolios. Turner will receive a lower fee under the sub-advisory agreement because under the agreement Turner will not be responsible for providing certain services to the Equity Portfolios that it or its affiliate is currently required to provide. CIMCO will be responsible for providing these services under the New Advisory Agreement.

     The Turner Sub-Advisory Agreement will become effective as of the date of its approval by Shareholders of the Equity Portfolios, and will continue in effect for a period of up to two years from such date. Thereafter, the Turner Sub-Advisory Agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by: (i) the Board of Trustees or (ii) a vote of a “majority” of the outstanding voting securities (as defined in the 1940 Act) of each Portfolio for which Turner serves as sub-adviser, provided that in either event the continuance also is approved by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or of any party to the Turner Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Turner Sub-Advisory Agreement is terminable, without penalty, on 60 days’ written notice by CIMCO, by the Board of Trustees, or by the vote of holders of a majority of a Portfolio’s shares for which Turner serves as sub-adviser. Turner may terminate the agreement, without penalty, on 60 days’ written notice. The Turner Sub-Advisory Agreement will terminate automatically five business days after Turner receives written notice of termination of the advisory agreement between the Trust and CIMCO. The sub-advisory agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The Turner Sub-Advisory Agreement requires Turner to exercise its best judgment in rendering the services provided by it under the sub-advisory agreement. Under the agreement, Turner would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the holders of the Trust’s shares or by CIMCO in connection with the matters to which the sub-advisory agreement relates, provided that nothing in the sub-advisory agreement will be deemed to protect or purport to protect Turner against liability to the Trust or to holders of the Trust’s shares or to CIMCO to which Turner would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Turner’s reckless disregard of its obligations and duties under the sub-advisory agreement. Turner’s current sub-advisory agreement with TIM has a similar standard of care.

     Description of Turner. Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990, and is registered with the SEC as an investment adviser. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of December 31, 2003, Turner had discretionary management authority with respect to approximately $12 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

     Listed below are the names and principal occupations of each of the directors and the principal executive officers of Turner. The principal business address of each director and the principal executive officer, as it relates to their duties at Turner, is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

Name	Position with Turner

Robert E. Turner*	Chairman and Chief Investment Officer — Growth Equities
Mark D. Turner	Vice Chairman and Senior Portfolio Manager
Stephen J. Kneeley	President and Co-Chief Executive Officer
Christopher McHugh	Board Member, Vice President and Secretary
Brian F. McNally	Assistant Secretary and Corporate Counsel
Thomas R. Trala	Board Member, Chief Operating Officer, Chief Financial Officer and Treasurer

     *     This person is currently a Trustee of the Trust.

     Trustees’ Considerations in Appointing Turner as the Equity Portfolios’ New Sub-Adviser. On January 29, 2004, the Board of Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the Turner Sub-Advisory Agreement. In making the determination to recommend approval of the Turner Sub-Advisory Agreement to Shareholders of the Equity Portfolios, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the Turner Sub-Advisory Agreement would be in the best interests of each Equity Portfolio and its Shareholders. The Board of Trustees gave substantial weight to Turner’s representations that: (i) the day-to-day portfolio management responsibilities of Turner under the Turner Sub-Advisory Agreement for the Equity Portfolios are the same in all material respects as Turner’s current responsibilities under the Current Advisory Agreement and TIM’s current responsibilities under the sub-advisory agreement between Turner and TIM; (ii) the operations of Turner and the level or quality of advisory services provided to the Equity Portfolios will not be materially affected as a result of the Turner Sub-Advisory Agreement; (iii) the same personnel who currently provide day-to-day investment advisory services to the Equity Portfolios will continue to do so upon approval of the Turner Sub-Advisory Agreement; and (iv) the overall management fees payable by the Equity Portfolios will be at the same rate as the compensation now payable by the Equity Portfolios. The Board of Trustees believes that the Equity Portfolios should receive investment management services under the Turner Sub-Advisory Agreement at least equal to those currently received by the Equity Portfolios, with no change in the overall management fees payable by the Equity Portfolios. The Board of Trustees therefore unanimously recommends approval of the Turner Sub-Advisory Agreement by Shareholders of the Equity Portfolios.

     In addition, the Trustees considered a wide range of information of the type the Trustees would regularly consider when determining to continue the Equity Portfolios’ investment sub-advisory agreement as in effect from year to year. The Board of Trustees considered information about, among other things:

•	Turner and its personnel (including particularly those personnel with responsibilities for providing services to the Equity Portfolios), resources and investment process;

•	the terms of the Turner Sub-Advisory Agreement;

•	the scope and quality of the services that Turner has been providing to the Midcap Core Portfolio in the past; and

•	the investment performance of the Equity Portfolios compared to similar portfolios managed by other investment advisers over various periods.

     After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the Turner Sub-Advisory Agreement and to recommend that each Equity Portfolio’s Shareholders vote to approve the Turner Sub-Advisory Agreement.

     If each Equity Portfolio’s Shareholders approve the Turner Sub-Advisory Agreement, Turner will begin serving as investment sub-adviser to each Equity Portfolio effective as of the date of the Meeting. If each Equity Portfolio’s Shareholders do not approve the Turner Sub-Advisory Agreement, the Board will consider what action is appropriate based upon the interests of each Equity Portfolio’s Shareholders.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF THE SUB-ADVISORY AGREEMENT
BETWEEN CIMCO AND CHARTWELL.

     Turner currently serves as the investment adviser to the Fixed Income Portfolios pursuant to the Current Advisory Agreement. The Fixed Income Portfolios are managed by the team of Roger A. Early, Paul A. Matlack and John McCarthy, each of whom are currently dual employees of Turner and Chartwell. Effective upon approval of the proposed investment sub-advisory agreement between CIMCO and Chartwell (the “Chartwell Sub-Advisory Agreement”), Messrs. Early, Matlack and McCarthy each intends to terminate his employment relationship with Turner and to become a full-time, exclusive employee of Chartwell. Thereafter, Chartwell would provide day-to-day investment management services to each of the Fixed Income Portfolios, with the same investment advisory personnel who currently provide day-to-day investment advisory services to these Portfolios continuing to do so. CIMCO would pay Chartwell’s sub-advisory fees, and the total advisory fees paid by the Fixed Income Portfolios would not change. A copy of the Chartwell Sub-Advisory Agreement is attached as Exhibit C to this proxy statement. The description of the Chartwell Sub-Advisory Agreement in this proxy statement is qualified in its entirety by reference to Exhibit C.

     About the Chartwell Sub-Advisory Agreement. The sub-advisory agreement between CIMCO and Chartwell is similar to the Current Advisory Agreement between Turner and Trust with respect to the Fixed Income Portfolios. The principal difference between these agreements is the compensation structure. In the Current Advisory Agreement, Turner receives a fee directly from the Fixed Income Portfolios. In the sub-advisory agreement relating to the Fixed Income Portfolios, Chartwell would receive a fee from CIMCO, not the Portfolios. Chartwell will receive a lower fee under the sub-advisory agreement than Turner receives under the Current Advisory Agreement because under the agreement Chartwell will not be responsible for providing certain services to the Fixed Income Portfolios that Turner is currently required to provide. CIMCO will be responsible for providing these services under the New Advisory Agreement.

     The Chartwell Sub-Advisory Agreement will become effective as of the date of its approval by Shareholders of the Fixed Income Portfolios, and will continue in effect for a period of up to two years from such date. Thereafter, the Chartwell Sub-Advisory Agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by: (i) the Board of Trustees or (ii) a vote of a “majority” of the outstanding voting securities (as defined in the 1940 Act) of each Portfolio for which Chartwell serves as sub-adviser, provided that in either event the continuance also is approved by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or of any party to the Chartwell Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Chartwell Sub-Advisory Agreement is terminable, without penalty, on 60 days’ written notice by CIMCO, by the Board of Trustees, or by the vote of holders of a majority of a Portfolio’s shares for which Chartwell serves as sub-adviser. Chartwell may terminate the agreement, without penalty, on 60 days’ written notice. The Chartwell Sub-Advisory Agreement will terminate automatically five business days after Chartwell receives written notice of termination of the advisory agreement between the Trust and

CIMCO. The sub-advisory agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The Chartwell Sub-Advisory Agreement requires Chartwell to exercise its best judgment in rendering the services provided by it under the sub-advisory agreement. Under the agreement, Chartwell would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the holders of the Trust’s shares or by CIMCO in connection with the matters to which the sub-advisory agreement relates, provided that nothing in the sub-advisory agreement will be deemed to protect or purport to protect Chartwell against liability to the Trust or to holders of the Trust’s shares or to CIMCO to which Chartwell would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Chartwell’s reckless disregard of its obligations and duties under the sub-advisory agreement. Turner’s current sub-advisory agreement with TIM has a similar standard of care.

     Description of Chartwell. Chartwell, 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, is a professional investment management firm, and is registered with the SEC as an investment adviser. As of December 31, 2003, Chartwell had discretionary management authority with respect to approximately $6.8 billion of assets. In addition to providing the sub-advisory services to the Constellation Funds referenced above, Chartwell provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans and individual investors.

     Listed below are the names and principal occupations of each of the directors and the principal executive officers of Chartwell. The principal business address of each director and the principal executive officer, as it relates to their duties at Chartwell, is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312.

Name	Position with Chartwell

Timothy J. Riddle, CFA	Managing Partner, Chief Executive Officer
Winthrop S. Jessup	Managing Partner, Chairman of Managing Committee
G. Gregory Haggar, CPA	Partner, Chief Financial Officer
Michael J. McCloskey	Managing Partner, President

     Trustees’ Considerations in Appointing Chartwell as the Fixed Income Portfolios’ New Sub-Adviser. On January 29, 2004, the Board of Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the Chartwell Sub-Advisory Agreement. In making the determination to recommend approval of the Chartwell Sub-Advisory Agreement to Shareholders of the Fixed Income Portfolios, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the Chartwell Sub-Advisory Agreement would be in the best interests of each Fixed Income Portfolio and its Shareholders. The Board of Trustees gave substantial weight to Chartwell’s representations that: (i) the day-to-day portfolio management responsibilities of Chartwell under the Chartwell Sub-Advisory Agreement with respect to the Fixed Income Portfolios are the same in all material respects as Turner’s current responsibilities under the

Current Advisory Agreement; (ii) the operations of Chartwell and the level or quality of advisory services provided to the Fixed Income Portfolios will not be materially affected as a result of the Chartwell Sub-Advisory Agreement; (iii) the same personnel who currently provide day-to-day investment advisory services to the Fixed Income Portfolios will continue to do so upon approval of the Chartwell Sub-Advisory Agreement; and (iv) the overall management fees payable by the Fixed Income Portfolios will be at the same rate as the compensation now payable by the Fixed Income Portfolios. The Board of Trustees believes that the Fixed Income Portfolios should receive investment management services under the Chartwell Sub-Advisory Agreement at least equal to those currently received by the Fixed Income Portfolios, with no change in the overall management fees payable by the Fixed Income Portfolios. The Board of Trustees therefore unanimously recommends approval of the Chartwell Sub-Advisory Agreement by Shareholders of the Fixed Income Portfolios.

     In addition, the Board of Trustees considered a wide range of information of the type they would regularly consider when determining to continue the Fixed Income Portfolios’ investment sub-advisory agreement as in effect from year to year. The Board of Trustees considered information about, among other things:

•	Chartwell and its personnel (including particularly those personnel with responsibilities for providing services to the Fixed Income Portfolios), resources and investment process;

•	the terms of the Chartwell Sub-Advisory Agreement; and

•	the scope and quality of the services that Messrs. Early, Matlack and McCarthy have been providing to Turner fixed-income funds and accounts in the past.

     After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the Chartwell Sub-Advisory Agreement and to recommend that each Fixed Income Portfolio’s Shareholders vote to approve the Chartwell Sub-Advisory Agreement.

     If each Fixed Income Portfolio’s Shareholders approve the Chartwell Sub-Advisory Agreement, Chartwell will begin serving as investment sub-adviser to each Fixed Income Portfolio effective as of the date of the Meeting. If each Fixed Income Portfolio’s Shareholders do not approve the Chartwell Sub-Advisory Agreement, the Board will consider what action is appropriate based upon the interests of each Fixed Income Portfolio’s Shareholders.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4. ELECTION OF PROPOSED TRUSTEES TO THE BOARD OF TRUSTEES

     The current Trustees (the “Current Trustees”) propose that Shareholders elect Mr. John H. Grady, President and Chief Executive officer of CIMCO, and Mr. Ronald Filante (the “Proposed Trustees”) to serve as Trustees of the Trust. If Messrs. Grady and Filante are elected Trustees, Mr. Robert E. Turner and Dr. John T. Wholihan intend to resign as Trustees of the Trust. Mr. Grady may be deemed to be an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his ownership of an equity interest in CIMCO. Mr. Filante is not an “interested person” (as that term is defined in the 1940 Act) of the Trust, and accordingly would be considered an “Independent Trustee” of the Trust. The names and ages of the Proposed Trustees, their principal occupations during the past five years and certain of their other affiliations are provided below. Each of the Proposed Trustees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Meeting for the election of the Proposed Trustees named below. If any Proposed Trustee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

     The nomination of these persons to serve as members of the Board is intended to promote efficiency in the governance of the Portfolios in a manner similar to the management style used by other investment companies that are managed, advised, sub-advised or administered by CIMCO. Each of the Proposed Trustees already serves as a board member for Constellation Funds, a registered investment company managed by CIMCO, and understands the general operations of the Trust. The Current Trustees are familiar with the experience of the Proposed Trustees in overseeing investment company portfolios, and wish to bring that same level of expertise to the Trust. Accordingly, on January 29, 2004 the Current Trustees unanimously approved the nomination of the Proposed Trustees.

     Information about the Board. The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation. Members of the Board are not required to contribute to the capital of a Portfolio or hold shares of a Portfolio.

     A majority of the Board of Trustees are not “interested persons” (as defined in the 1940 Act) of the Trust and perform the same functions for the Trust as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

     The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. The Trustees will assist Shareholders on the question of the removal of Trustees in the manner required by Section 16(c) of the 1940 Act. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment the Shareholders would have elected at least two-thirds of the Trustees then serving. The Trustees may call a meeting of Shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving.

     The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that a Trustee’s responsibilities shall terminate if the Trustee (i) dies; (ii) is adjudicated incompetent; (iii) voluntarily withdraws as a Trustee (upon not less than 90 days’ prior written notice to the other Trustees); (iv) is removed; (v) is certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) is declared bankrupt by a court with appropriate jurisdiction or files a petition commencing a voluntary case under any bankruptcy law or makes an assignment for the benefit of creditors; (vii) has a receiver appointed to administer his property or affairs; or (viii) otherwise ceases to be a Trustee of the Trust under law. A Trustee may be removed either by (a) the vote or written consent of at least two-thirds of the Trustees not subject to the removal vote or (b) the vote or written consent of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders.

     The Declaration of Trust provides that a Trustee shall not be liable to the Trust or to any of its Shareholders for any loss or damage caused by any act or omission in the performance of his or her services under the Declaration of Trust, unless it is determined that such loss is due to an act or omission of the Trustee constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office. Trustees are also entitled to be indemnified to the fullest extent permitted by law against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitration, administrative or legislative body, in which the Trustee may be or may have been involved as a party or otherwise, or with which the Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee of the Trust or the past or present performance of services to the Trust by the Trustee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by the Trustee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee’s office. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification under Federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

     The following information is provided for each Proposed Trustee. The mailing address for the Proposed Trustees is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

		Term of	Principal	Other
	Position(s)	Office and	Occupation(s)	Directorships/
	Held with	Length of	During Past 5	Trusteeships Held
Name and Age	Trust	Time Served	Years	by Trustee

John H. Grady, 42	Proposed Trustee; President of the Trust since 2004	N/A	President and Chief Executive Officer of Constellation Investment Management Company, LP; General Counsel and Chief Legal Officer, Turner Investment Partners, Inc.; President, Chief Operating Officer, Turner Investment Distributors, Inc.; previously, Partner, Morgan, Lewis & Bockius LLP.	Constellation Funds, Berwyn, PA

Ronald W. Filante, 57	Trustee	Since Trust’s inception	Associate Professor of Finance, Pace University.	Constellation Funds, Berwyn, PA

The following information is provided for each Current Trustee and executive officer of the Trust as of the end of the most recently completed calendar year. The mailing address for each Current Trustee and executive officer with respect to the Trust’s operations is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. All members of the Board will oversee the management of all Portfolios of the Trust, currently consisting of the seven separate Portfolios.

		Term of	Principal	Other
	Position(s)	Office and	Occupation(s)	Directorships/
	Held with	Length of	During Past 5	Trusteeships Held
Name and Age	Trust	Time Served	Years	by Trustee

Robert E. Turner, 46*	Trustee	N/A; served as Trustee since Trust’s inception	Chairman and Chief Investment Officer of Turner Investment Partners, Inc.	Turner Funds, Berwyn, PA; ACP Continuum Return Fund II, LLC, Wilmington, DE; ACP Strategic Opportunities Fund II, LLC, Wilmington, DE; ACP Funds Trust, Wilmington, DE

Alfred C. Salvato, 45	Trustee	N/A; served as Trustee since 2003	Treasurer, Thomas Jefferson University Health Care Pension Fund	Turner Funds, Berwyn, PA; Constellation Funds, Berwyn, PA

		Term of	Principal	Other
	Position(s)	Office and	Occupation(s)	Directorships/
	Held with	Length of	During Past 5	Trusteeships Held
Name and Age	Trust	Time Served	Years	by Trustee

Janet F. Sansone, 57	Trustee	N/A; served as Trustee since 2003	Self-employed consultant since 1999; previously Senior Vice President of Human Resources of Frontier Corporation	Turner Funds, Berwyn, PA; Currently nominated to serve as Trustee of Constellation Funds, Berwyn, PA

John T. Wholihan, 65	Trustee	N/A; served as Trustee since 2003	Director, TDK Mediactive; Professor, Loyola Marymount University	Turner Funds, Berwyn, PA

John H. Grady, 42	President; Proposed Trustee	N/A; Less than 1 year	President and Chief Executive Officer of Constellation Investment Management Company, LP; General Counsel and Chief Legal Officer, Turner Investment Partners, Inc.; President, Chief Operating Officer, Turner Investment Distributors, Inc.; previously, Partner, Morgan, Lewis & Bockius LLP.	N/A

John Canning, 33	Vice President and Secretary	N/A; Less than 1 year	Vice President Director of Mutual Fund Administration of Constellation Investment Management Company, LP; Sub-Advisory Institutional Service Product Manager, Turner Investment Partners, Inc.; previously, Transfer Agent Manager, Pilgrim Baxter and Associates (an investment adviser); Portfolio Implementation Analyst, SEI Investments.	N/A

		Term of	Principal	Other
	Position(s)	Office and	Occupation(s)	Directorships/
	Held with	Length of	During Past 5	Trusteeships Held
Name and Age	Trust	Time Served	Years	by Trustee

Rami Livelsberger, 29	Vice President and Assistant Secretary	N/A; Less than 1 year	Vice President of Constellation Investment Management Company, LP; previously, Compliance Officer, Legal Assistant, Turner Investment Partners, Inc., Legal Assistant, Morgan, Lewis & Bockius, LLP.	N/A

Antoinette Robbins	Vice President	N/A; Less than 1 year	Vice President and Director of Compliance of Constellation Investment Management Company, LP; Director of Compliance, Turner Investment Partners, Inc.; previously, Senior Gift Planning Officer, American Civil Liberties Union, 2001-2002; Assistant Vice President and Counsel, Equitable Life Assurance Society of the United States.	N/A

Saeed Franklin	Vice President	N/A; Less than 1 year	Vice President of Constellation Investment Management Company, LP; previously, Performance	N/A

		Term of	Principal	Other
	Position(s)	Office and	Occupation(s)	Directorships/
	Held with	Length of	During Past 5	Trusteeships Held
Name and Age	Trust	Time Served	Years	by Trustee

Analyst, Turner Investment Partners, Inc.; Performance Analyst, ING Variable Annuities (an insurance company); Senior Fund Accountant, Bank of New York (an investment bank); Fund Accountant, PFPC Inc. (an investment management company)

Hans Specht, 34	Chief Financial Officer	NA/Less than 1 Year	Vice President of Constellation Investment Management Company, LP; previously, Director of Finance, Turner Investment Partners, Inc.	N/A

*	Mr. Turner is considered an “interested person” of the Trust as that term is defined in the 1940 Act. Mr. Turner is the Chairman and Chief Investment Officer of Turner, and owns a majority interest in Turner

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of the current Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The Audit Committee met two times during the last fiscal year. See Exhibit D for a copy of the Trust’s Audit Committee Charter.

Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of one current Independent Trustee and various officers and representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. The Fair Value Pricing Committee did not meet during the last fiscal year.

Nomination of Trustees. The Board is generally responsible for the nomination of persons for election to the Board, with the selection and nomination of the Trustees who are not “interested persons” of the Trust committed to the discretion of the Independent Trustees. The Trust does not currently have a standing nominating committee or committee performing similar functions. The Board does not believe that is necessary to have a separate nominating committee at this time, given the small size of the Trust, the small size of the Board, and the fact that the majority of the members of the Board are Independent Trustees. The Board will, however, consider establishing a nominating committee in the future. If the Board establishes a nominating committee, it would determine whether to, among other things, prepare a written charter for the committee, identify the process to be followed by the committee in identifying and evaluating nominees (including those recommended by Shareholders), specify minimum qualifications for any committee-recommended nominees, and establish a process for Shareholders to send communications to the Board.

As of the fiscal year ended December 31, 2003, neither the Current Trustees nor any of the Proposed Trustees owned any securities of the Trust. The following table sets forth the compensation paid to the current Independent Trustees by the Trust during the last fiscal year.

Total
Compensation
	Aggregate		from Trust and
	Compensation	Pension or	Fund Complex
	from the Trust for	Retirement	Paid to Trustees for
	the Fiscal Year	Benefits Accrued as	the Fiscal Year	Estimated Annual
Name and Position	Ended December	Part of Trust	Ended December	Benefits Upon
with Trust	31, 2003	Expenses	31, 2003	Retirement

Alfred C. Salvato, Trustee	[$1,000]	N/A	[$1,000]	N/A
Janet F. Sansone, Trustee	[$1,000]	N/A	[$1,000]	N/A
John T. Wholihan	[$1,000]	N/A	[$1,000]	N/A
John Connors, Trustee*	$4,500	N/A	$4,500	N/A

*	Mr. Connors resigned from the Board of Trustees effective January 27, 2004.

The Independent Trustees are each paid a retainer fee by the Trust of $1,000 per quarter and per meeting fees of $500 per quarterly meeting attended in person, or $250 in the case of telephonic meetings. The other Trustees receive no annual or other fees from the Trust. All Trustees are reimbursed by the Trust for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Trust.

Recommendation of the Board

In their deliberations, the Board considered various matters related to the management and long-term welfare of the Trust. The Board considered, among other factors, the benefits that an experienced group of Board members who understand the operations of the Trust and are exposed to the wide variety of issues that arise from overseeing different types of portfolios would bring to the Board. The Board gave considerable weight to their expectation that the

Trust will benefit from the diversity and experience of the Proposed Trustees that would be included in the expanded Board.

Therefore, after careful consideration, the Board, including the Independent Trustees of the Board, recommends that the Shareholders of the Trust vote “FOR” the election of the Proposed Trustees as set forth in this Proposal.

If the Proposed Trustees are elected by the Shareholders, each Proposed Trustee will serve, effective the date of the Meeting, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Proposed Trustees are not elected, the Board will consider what action is appropriate based upon the interests of the Shareholders.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 4.

PROPOSAL 5. APPROVAL OF A “MANAGER OF MANAGERS” STRUCTURE FOR THE FUND

     The Board recommends that Shareholders approve a “manager of managers” structure for the Portfolios, as described below.

     SEC Exemptive Order and Shareholder Approval. The Board is seeking Shareholder approval to implement a “manager of managers” structure for the Portfolios. Under this structure, the Portfolios will have an investment adviser (CIMCO) and one or more sub-advisers. The Board will be permitted to approve or terminate investment sub-advisers, based on the recommendation of CIMCO as investment adviser, without shareholder approval. Normally, shareholders of a mutual fund must approve investment advisory agreements for the mutual fund. To operate a “manager of managers” structure efficiently, however, the Trust has obtained an SEC exemption from the shareholder approval requirements, subject to certain conditions. One condition of the SEC exemption order is that, before a Portfolio relies on the exemption and implements a “manager of managers” structure, the Portfolio’s Shareholders must approve the “manager of managers” structure.

     Description of the Proposed “Manager of Managers” Structure. By approving the manager of managers structure, Shareholders, in effect, will hire CIMCO to manage a Portfolio’s assets directly and/or to hire sub-advisers from time to time to manage some or all of the Portfolio’s assets. In addition, each Portfolio’s prospectus will disclose the total compensation paid to CIMCO, but not the fees CIMCO will pay to any other sub-adviser out of CIMCO’s fees. As discussed in Proposals 2 and 3, above, CIMCO intends to hire Turner to serve as the Equity Portfolios’ initial sub-adviser and Chartwell to serve as the Fixed Income Portfolios’ sub-adviser, and Turner and Chartwell, respectively, will manage each Portfolio’s assets on a day-to-day basis. In the future, Shareholders will not be able to vote on the approval of any sub-adviser CIMCO hires or a material change to an existing sub-advisory agreement. CIMCO will, however, provide Shareholders with all the information that would be in a proxy statement within 90 days of the hiring of a new sub-adviser. Further, CIMCO will not enter into a sub-

advisory agreement with any sub-adviser that is affiliated with CIMCO unless the shareholders of the affected Portfolio approve the agreement, including the compensation to be paid thereunder.

     CIMCO will have general oversight responsibility for the advisory services provided to the Portfolios. As part of this oversight responsibility, CIMCO will recommend, if appropriate, to the Board that a change in a sub-adviser is necessary in the best interests of a Portfolio and its shareholders. CIMCO will evaluate a sub-adviser based on, among other things, performance of each Portfolio on a medium-to-long term basis in comparison to appropriate peer groups and/or benchmarks; the amount of risk taken as compared to investment returns; adherence to a given investment strategy; the resources, qualifications and expertise of the personnel of a sub-adviser; quality of the services a sub-adviser provides; and the rate of compensation given the services provided in comparison to similar investment firms.

     The “manager of managers” investment approach provides three principal benefits to the Shareholders. First, it will reduce fund expenses to the extent that a Portfolio will not have to prepare and solicit proxies each and every time a sub-advisory agreement is entered into or modified. Second, it will enable the Portfolios to operate more efficiently. In particular, it will permit a Portfolio to hire, terminate and replace sub-advisers (including Turner and Chartwell) more efficiently according to the judgment of its Board, Independent Trustees, and CIMCO. Third, and most important, this investment approach relieves shareholders of the very responsibility that they are paying CIMCO to assume, that is, the selection, termination and replacement of sub-advisers.

     While CIMCO does not currently intend to recommend that the Board terminate Turner or Chartwell as sub-advisers to the Portfolios, Shareholders should be aware that this is a possibility in the future under the “manager of managers” investment approach.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 5.

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

Voting Details

Shareholders of record as of the close of business on [RECORD DATE] will be entitled to vote at the Meeting and any adjournment of the Meeting.

Each whole share shall be entitled to one vote, and each fractional share shall be entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Forty percent (40%) of the Trust’s shares entitled to vote on the proposal constitutes a quorum. Any Shareholder who submits a proxy may revoke it at any time before it is exercised by submitting to the Trust a specific written notice of revocation. Abstentions and “broker non-votes” will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present.

Trustees and Officers. Information about the Trust’s current Trustees and principal executive officers, including their names, positions with the Trust, and association with the Trust is set forth below:

Name	Position with the Trust

Robert E. Turner*	Trustee
Alfred C. Salvato	Independent Trustee
Janet F. Sansone	Independent Trustee
John T. Wholihan	Independent Trustee
John H. Grady	President
Hans Specht	Chief Financial Officer

*	Mr. Turner, in his role as a Trustee is an “interested person” (as that term is defined in the 1940 Act) of the Trust due to his association with Turner

Investment Manager

Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, currently serves as the Investment Manager for the Trust, pursuant to an investment management agreement (the “Investment Management Agreement”). Under the Investment Management Agreement, Turner provides advisory and administrative services to the Trust. PFPC, Inc. (“PFPC”), a Delaware corporation, serves as the sub-administrator for the Trust.

Each Portfolio pays Turner a unified fee for providing advisory and administrative services, payable monthly equal to the following percentage of such Portfolio’s average daily net assets on an annual basis:

High Yield Fixed Income Portfolio	0.45%
High Quality Fixed Income Portfolio	0.40%
BBB Fixed Income Portfolio	0.40%
Core Fixed Income Portfolio	0.40%
Small Cap Core Portfolio	0.95%
Midcap Core Portfolio	0.90%
Midcap Growth Portfolio	0.85%

The unified management fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Turner has contractually agreed to reduce the unified management fee to 0.80% for the Midcap Growth Portfolio until February 28, 2005. Turner may discontinue this arrangement at any time after February 28, 2005.

Sub-Adviser

Turner Investment Management, LLC (“TIM”), 100 Pearl Street, 12th Floor, Hartford, CT 06103, currently serves as investment manager for the Small Cap Core and Midcap Core Portfolios under a written sub-advisory agreement (the “Sub-Advisory Agreement”) with Turner. TIM is a professional investment management firm founded in 2002, and is primarily owned by Turner, its controlling shareholder. The two principal employees of TIM are Thomas DiBella and Kenneth Gainey, each of whom is also an employee of Turner.

Placement Agent

Turner Investment Distributors, Inc. (the “Placement Agent”) acts as placement agent of the Trust. The Placement Agent is a subsidiary of Turner and its principal place of business is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. The Placement Agent is not obligated to distribute a particular number of shares of the Portfolios and receives no compensation for serving as placement agent.

5% Shareholders

As of [DATE], 2004, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of a Portfolio.

			Percentage
			of
	Name and Address	Number of	Portfolio’s
Portfolio	of Beneficial Owner	Shares	Shares

Midcap Core Portfolio	Thomas J. and Lucille M. DiBella	10,000	41.66%
	One Jeffes Lane
	Canton, CT 06019

	Kenneth W. and Charise M. Gainey	7,000	29.17%
	160 Farmcliff Drive
	Glastonbury, CT 06033

	Ronald and Martha Clarke	5,000	20.83%
	477 Simsbury Road
	Bloomfield, CT 06002

	Thomas R. and Melissa M. Trala	2,000	8.33%
	401 Dutton Mill Road
	Malvern, PA 19355

As of [DATE], the Trust’s Trustees and officers did not own any Trust shares.

Adjournment

In the event that sufficient votes in favor of one or more proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. The Trust will bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment of any proxies that they are entitled to vote in favor of the proposals.

Voting Details

Each whole share held entitles the Shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share as of the close of business on [RECORD DATE] 2004, and each fractional share is entitled to a proportionate fractional vote. A majority in interest of each Portfolio’s shares entitled to vote on a Proposal constitutes a quorum. Any Shareholder who submits a proxy may revoke it at any time before it is exercised by submitting to the Trust a specific written notice of revocation. Abstentions and “broker non-votes” will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a

“majority of the outstanding voting securities” present at the Meeting and will therefore have the effect of counting against the proposal.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Other Matters

The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

Shareholder Reports

The Trust completed its first year of operation on December 31, 2003, and therefore has not yet issued an annual report to Shareholders. Shareholders may call 1-800-304-2459 or write to the Westlakes Institutional Portfolios at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, for more information concerning the Trust.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

Exhibit A

MANAGEMENT AGREEMENT

THIS AGREEMENT made as of the            day of           , 2004, by and between Westlakes Institutional Portfolios, a Delaware business trust (the “Trust”), and Constellation Investment Management, LP, a Pennsylvania limited partnership (the “Investment Manager or “CIMCO”).

WHEREAS, the Trust is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

WHEREAS, the Trust desires to retain the Investment Manager to render administration and investment management services with respect to the portfolios set forth in Schedule A attached hereto and such other portfolios as the Trust and the Investment Manager may agree upon (the “Portfolios”), and the Investment Manager is willing to render such services.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.     DUTIES OF INVESTMENT MANAGER. The Investment Manager shall furnish the Trust investment management and administrative services. The Trust employs the Investment Manager to manage the investment and reinvestment of the assets of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Trust, to determine in its discretion (where appropriate) the investments to be purchased or sold, to provide the Trust with records concerning the Investment Manager’s activities which the Trust is required to maintain, and to render regular reports to the Trust’s officers and Trustees concerning the Investment Manager’s discharge of the foregoing responsibilities. The retention of a sub-adviser by the Investment Manager shall not relieve the Investment Manager of its responsibilities under this Agreement.

Administrative services provided by the Investment Manager shall include the services and compensation of such members of the Investment Manager’s organization as shall be duly elected officers and or trustees of the Trust and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Trustees, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Portfolios, its officers or Trustees are a party or incurred in anticipation of becoming a party); the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Trust’s records and for it to operate as an open-end management investment company. The Investment Manager will provide the Trust with all physical facilities and personnel required to carry on the business of each class of each series of the Trust’s shares that it shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel. The Investment Manager may hire other service providers, including its affiliates, to perform these administrative services; provided, however, that the retention of such service providers shall not relieve the Investment Manager of its responsibilities under this Agreement.

Exclusive of the management fee, the Trust shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the costs of qualifying the Trust’s shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Investment Manager.

All property, equipment and information used by the Investment Manager in the management and administration of the Trust shall belong to the Investment Manager. Should the management and administrative relationship between the Trust and the Investment Manager terminate, the Trust shall be entitled to, and the Investment Manager shall provide the Trust, a copy of all information and records in the Investment Manager’s file necessary for the Trust to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Investment Manager, so long as such does not unfairly interfere with the continued operation of the Trust.

The Investment Manager shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations of the Trust set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

2.     PORTFOLIO TRANSACTIONS. The Investment Manager is authorized to select the brokers or dealers that will execute the purchases and sales of the Trust’s investments and is directed to use its best efforts to obtain the best net results as described from time to time in the Portfolios’ Prospectuses and Statement of Additional Information. The Investment Manager will promptly communicate to the officers and the Trustees of the Trust such information relating to the Trust’s investment transactions as they may reasonably request.

It is understood that the Investment Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios’ Prospectuses and Statement of Additional Information.

3.     COMPENSATION OF THE INVESTMENT MANAGER. For the services to be rendered by the Investment Manager as provided in this Agreement, the Trust shall pay to the Investment Manager compensation at the rate specified in Schedule B which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule B, to the assets. The fee shall be based on the average daily net assets for the month involved (less any assets of such Portfolios held in non-interest bearing special deposits with a Federal Reserve Bank).

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

In the event that the Board of Trustees of the Trust shall determine to issue any additional series or classes of shares for which it is proposed that the Investment Manager serve as investment manager, the Trust and the Investment Manager may enter into an Addendum to this Agreement setting forth the name of the series, the applicable fee and such other terms and conditions as are applicable to the management of such series of shares.

4.     OTHER EXPENSES. The Investment Manager shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation o f prospective clients. The Trust shall pay all expenses relating to printing and mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

5.     EXCESS EXPENSES. If the expenses for the Trust for any fiscal year (including fees and other amounts payable to the Investment Manager, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Investment Manager shall bear such excess cost. However, the Investment Manager will not bear expenses of any Portfolio which would result in the Portfolio’ s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

Payment of expenses by the Investment Manager pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Investment Manager for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6.     REPORTS. The Trust and the Investment Manager agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.     STATUS OF THE INVESTMENT MANAGER. The services of the Investment Manager to the Trust are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Investment Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8.     CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act which are prepared or maintained by the Investment Manager on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9.     LIMITATION OF LIABILITY OF INVESTMENT MANAGER. The duties of the Investment Manager shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Investment Manager hereunder. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term “Investment Manager” shall include directors, officers, employees and other corporate agents of the Investment Manager as well as the corporation itself).

10.     PERMISSIBLE INTERESTS. Trustees, agents and shareholders of the Trust are or may be interested in the Investment Manager (or any successor thereof) as directors, partners, officers, or Members, or otherwise; directors, partners, officers, agents and shareholders of the Investment Manager are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Investment Manager (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust my be effected through affiliates of the Investment Manager if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11.     DURATION, AMENDMENT AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust, provided, however, that if the shareholders of the Trust fail to approve the Agreement as provided herein, the Investment Manager may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Trust as prescribed by the Investment Company Act and by vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Trustees of the Trust to request and evaluate, and the duty of the Investment Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto.

This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust on not less than 30 days nor more than 60 days written notice to the Investment Manager, or by the Investment Manager at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

12.     NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last addressed furnished by the other party to the party giving notice: if to the Trust, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attention: President, and if to the Investment Manager at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attention: President.

13.     SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.     GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the Commonwealth of Pennsylvania, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

A copy of the Certificate of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

WESTLAKES INSTITUTIONAL PORTFOLIOS	CONSTILLATION INVESTMENT MANAGEMENT COMPANY, LP

By:	By:

Attest:	Attest:

Schedule A dated           , 2004
to the
Investment Management Agreement
dated           , 2004
between
Westlakes Institutional Portfolios
and
Constellation Investment Management Company, LP

PORTFOLIOS

High Quality Fixed Income Portfolio

BBB Fixed Income Portfolio

High Yield Fixed Income Portfolio

Core High Quality Fixed Income Portfolio

Small Cap Core Portfolio

MidCap Core Portfolio

MidCap Growth Portfolio

Schedule B dated           , 2004
to the
Investment Management Agreement
dated           , 2004
between
Westlakes Institutional Portfolios
and
Constellation Investment Management Company, LP

Pursuant to Section 3, the Trust shall pay the Investment Manager compensation at an annual rate as follows:

Portfolio	Fee (in basis points)

High Quality Fixed Income Portfolio	0.40% of the average daily net assets

BBB Fixed Income Portfolio	0.40% of the average daily net assets

High Yield Fixed Income Portfolio	0.45% of the average daily net assets

Core High Quality Fixed Income Portfolio	0.40% of the average daily net assets

Small Cap Core Portfolio	0.95% of the average daily net assets

MidCap Core Portfolio	0.90% of the average daily net assets

MidCap Growth Portfolio	0.85% of the average daily net assets

Exhibit B

INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made this      day of      , 2004, between Constellation Investment Management Company, LP (the “Adviser”) and Turner Investment Partners, Inc. (the “Sub-Adviser”).

     WHEREAS, Westlakes Institutional Portfolios, a Delaware business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

     WHEREAS, the Adviser has entered into a Management Agreement dated      , 2004 (the “Management Agreement”) with the Trust, pursuant to which the Adviser will act as manager and investment adviser to the separate series of the Trust set forth on Schedule A of the Management Agreement (each a “Portfolio”); and

     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio(s) set forth on Schedule A of this Investment Sub-Advisory Agreement, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Portfolios entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Portfolio’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Portfolio, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Portfolio as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Portfiolio’s registration statement on Form N-1A filed with the Securities and Exchange Commission and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Portfolio’s Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of a Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide each Portfolio’s custodian on each business day with information relating to all transactions concerning the Portfolio’s Assets and shall provide the Adviser with such information upon request of the Adviser.

(f)	The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets in accordance with such proxy voting guidelines or other direction that may be provided by the Adviser or a Portfolio from time to time. The Adviser shall instruct the custodian and other parties providing services to the Portfolio to promptly forward all proxies to the Sub-Adviser.

(i)	Except as specifically permitted in writing by the Adviser, or as otherwise permitted or required to comply with the requirements of the 1940 Act (including the rules adopted thereunder), the Sub-Adviser shall not consult with any other sub-adviser to the Trust or a Portfolio concerning the purchase, retention or disposition of Assets.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Management Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus(es) of each Portfolio.

4.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Adviser s management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee. Sub-Adviser shall not be responsible for expenses and costs of a Portfolio’s operations payable by a Portfolio or the Adviser.

5.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) caused by or otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination. This Agreement shall become effective upon its approval by the Trust’s Board of Trustees and by the vote of a majority of the outstanding voting securities of each Portfolio. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser’s agreement with the Trust. As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Constellation Investment Management Company, LP
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312
Attn: General Counsel

To the Sub-Adviser at:	Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312
Attn: General Counsel

10.	Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally unless in an instrument in writing signed by the party against which enforcement is sought, and no material amendments of this Agreement shall be effective with respect to a Portfolio unless approved by a vote of a majority of the outstanding securities of such Portfolio.

11.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

12.	Miscellaneous. A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Constellation Investment Management Company, LP	Turner Investment Partners, Inc.
By:	By:

Name:	Name:

Title:	Title:

Schedule A
to the
Investment Sub-Advisory Agreement
between
Constellation Investment Management Company, LP
and
Turner Investment Partners, Inc.

     Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

Portfolio	Fee (in basis points)

Small Cap Core Portfolio	0.50% of the average daily net assets

MidCap Core Portfolio	0.45% of the average daily net assets

MidCap Growth Portfolio	0.45% of the average daily net assets

Exhibit C

INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made this      day of      , 2004, between Constellation Investment Management Company, LP (the “Adviser”) and Chartwell Investment Partners, Inc. (the “Sub-Adviser”).

     WHEREAS, Westlakes Institutional Portfolios, a Delaware business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

     WHEREAS, the Adviser has entered into a Management Agreement dated      , 2004 (the “Management Agreement”) with the Trust, pursuant to which the Adviser will act as manager and investment adviser to the separate series of the Trust set forth on Schedule A of the Management Agreement (each a “Portfolio”); and

     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio(s) set forth on Schedule A of this Investment Sub-Advisory Agreement, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Portfolios entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Portfolio’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Portfolio, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Portfolio as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Portfiolio’s registration statement on Form N-1A filed with the Securities and Exchange Commission and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Portfolio’s Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of a Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide each Portfolio’s custodian on each business day with information relating to all transactions concerning the Portfolio’s Assets and shall provide the Adviser with such information upon request of the Adviser.

(f)	The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets in accordance with such proxy voting guidelines or other direction that may be provided by the Adviser or a Portfolio from time to time. The Adviser shall instruct the custodian and other parties providing services to the Portfolio to promptly forward all proxies to the Sub-Adviser.

(i)	Except as specifically permitted in writing by the Adviser, or as otherwise permitted or required to comply with the requirements of the 1940 Act (including the rules adopted thereunder), the Sub-Adviser shall not consult with any other sub-adviser to the Trust or a Portfolio concerning the purchase, retention or disposition of Assets.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Management Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus(es) of each Portfolio.

4.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Adviser s management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee. Sub-Adviser shall not be responsible for expenses and costs of a Portfolio’s operations payable by a Portfolio or the Adviser.

5.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) caused by or otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination. This Agreement shall become effective upon its approval by the Trust’s Board of Trustees and by the vote of a majority of the outstanding voting securities of each Portfolio. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser’s agreement with the Trust. As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Constellation Investment Management Company, LP
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312
Attn: General Counsel

To the Sub-Adviser at:	Chartwell Investment Partners
1235 Westlakes Drive, Suite 400
Berwyn, Pennsylvania 19312
Attn: General Counsel

10.	Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally unless in an instrument in writing signed by the party against which enforcement is sought, and no material amendments of this Agreement shall be effective with respect to a Portfolio unless approved by a vote of a majority of the outstanding securities of such Portfolio.

11.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

12.	Miscellaneous. A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Constellation Investment Management Company, LP	Chartwell Investment Partners, Inc.
By:	By:

Name:	Name:

Title:	Title:

Schedule A
to the
Investment Sub-Advisory Agreement
between
Constellation Investment Management Company, LP
and
Chartwell Investment Partners, Inc.

Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

Portfolio	Fee (in basis points)

High Quality Fixed Income Portfolio	0.15% of the average daily net assets

BBB Fixed Income Portfolio	0.20% of the average daily net assets

High Yield Fixed Income Portfolio	0.25% of the average daily net assets

Core High Quality Fixed Income Portfolio	0.15% of the average daily net assets

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Exhibit D

AUDIT COMMITTEE CHARTER

     Pursuant to Article 5, Section 1 of the By-Laws of Westlakes Institutional Portfolios (the “Trust”), the Board of Trustees (the “Board”) of the Trust hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Trust. The Board further adopt the following as the governing principles of the Committee.

Membership.

     The Committee shall consist of all of the Trust’s Trustees that are not “interested directors” as that term is defined under the Investment Company Act of 1940 (the “1940 Act”). In addition, no disinterested Trustee shall serve on the Committee if he or she has accepted any compensation from the Trust, its adviser, any affiliated person of the Trust, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

     The principal responsibilities of the Committee shall include:

•	Recommending which firm to engage as the Trust’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•	Reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and its independence.

•	Pre-approving all audit and permitted non-audit services the independent auditor provides to the Trust, and all services that the independent auditor provides to the Trust’s investment adviser(s) and advisory affiliates (whether or not directly related to the Trust’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services,[1] shall not require pre-approval.

•	Serving as a channel of communication between the independent auditor and the Board.

[1]	A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the Trust, its investment adviser, and advisory affiliates that provide ongoing services to the Trust for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the Trust did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the Committee and the Committee approves them before the audit is complete.

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•	Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust that are material to the Trust as a whole, if any, and management’s responses to any such reports.

•	Reviewing any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of the Trust’s audited financial statements and any unusual circumstances reflected in those financial statements.

•	Considering, in consultation with the independent auditors and the Trust’s senior internal accounting executive, if any, the independent auditors’ report on the adequacy of the Trust’s internal financial controls.

•	Reviewing, in consultation with the Trust’s independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements.

•	Reviewing the procedures employed by the Trust in preparing published financial statements and related management commentaries.

Recommendation of Independent Auditors.

     In connection with the selection of the Trust’s independent auditors, the Committee shall consider the auditors’: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Trust’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

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Review by Committee.

     The Committee shall periodically review all procedures adopted by the Trust relating to the Trust’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Trust’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Trust.

Adopted: May 2003

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PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON

[DATE]

The undersigned, hereby appoints [John H. Grady] and [John J. Canning] as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio, Core Fixed Income Portfolio, Small Cap Core Portfolio, Midcap Core Portfolio, and Midcap Growth Portfolio (each a “Portfolio” and collectively the “Portfolios”), each a series of Westlakes Institutional Portfolios (the “Trust”), to be held at the offices of Turner Investment Partners, Inc., the Trust’s administrator, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on [DATE] Eastern Time, and any adjournments or postponements of the Special Meeting (the “Meeting”) all shares of beneficial interest of the Portfolios that the undersigned would be entitled to vote if personally present at the Meeting (“Shares”) on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

Proposal 1.	To approve a new investment advisory agreement between the Trust, on behalf of each Portfolio, and Constellation Investment Management Company LP (“CIMCO”).

For Against Abstain

Proposal 2.	To approve a new investment sub-advisory agreement between CIMCO, on behalf of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio and Core Fixed Income Portfolio, and Chartwell Investment Partners.

For Against Abstain

Proposal 3.	To approve a new investment sub-advisory agreement between CIMCO, on behalf of the Small Cap Core Portfolio, Midcap Core Portfolio, and Midcap Growth Portfolio, and Turner Investment Partners, Inc.

For Against Abstain

Proposal 4.	To elect two new trustees to the Board of Trustees to hold office until their successor(s) are elected or until their resignation or removal.

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a	John Grady:	For Against Abstain

b	Ronald Filante:	For Against Abstain

Proposal 5.	To approve a “manager of managers” structure for the Fund.

For Against Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:_______, 2004

Signature of Shareholder

Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

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